Vanguard Precious Metals and Mining Fund

Supplement to the Prospectus and Summary Prospectus Dated May 28, 2013

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Manager

Randeep Somel, CFA, Portfolio Manager at M&G. He has managed the Fund since 2013.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The manager primarily responsible for the day-to-day management of the Fund is:

Randeep Somel, CFA, Portfolio Manager at M&G. He has worked in investment management and has been with M&G since 2005, has managed investment portfolios since 2012, and has managed the Fund since 2013. Education: B.Sc., Birmingham University.

CFA® is a trademark owned by CFA Institute.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 53 112013

Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 28, 2013

Change to Vanguard Precious Metals and Mining Fund

Graham E. French no longer manages Vanguard Precious Metals and Mining Fund. Randeep Somel remains as the sole portfolio manager of the Fund.

All references to Mr. French in the Investment Advisory Services section are removed.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 51A 112013